UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SPECIAL MEETING OF SHAREHOLDERS

Logo:
CLAYMORE(SM)


                                  URGENT NOTICE
                               -------------------
                               YOUR HELP IS NEEDED

February 24, 2010

Dear Shareholder:

You have invested in ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND which has not yet achieved the required quorum of shares for the 2010 Joint Special Meeting of Shareholders originally scheduled to be held on January 12th. If sufficient participation is not achieved before the 3rd adjourned Meeting, scheduled to be held on March 2nd the Fund's investment advisor could incur additional expenses.

Even if you are no longer a shareholder, please know that you were a shareholder as of the record date (11/13/09) for this meeting and therefore you still hold the voting rights to those shares and your vote is needed to reach quorum.

If you have voted your shares since this letter was mailed, we sincerely thank you for doing so. IF YOU HAVE NOT YET VOTED YOUR SHARES, THEN YOU ARE AMONG A SMALL NUMBER OF SHAREHOLDERS WITH A LARGE POSITION IN YOUR FUND WHO HAS YET TO CAST YOUR PROXY VOTE. Please help your Fund and its shareholders by casting your proxy vote today.

WE HAVE ENCLOSED ANOTHER COPY OF YOUR PROXY BALLOT AND A PRE-PAID BUSINESS REPLY ENVELOPE FOR YOUR CONVENIENCE. If you need another copy of the proxy statement or have any proxy-related questions, please call 1-866-796-1290 for assistance. This matter is urgent

We truly need your proxy vote today. Thank you in advance for your help with this matter.
                                          ----------------------------------
                                          IT IS CRITICAL TO THE BUSINESS OF
Sincerely,                                ADVENT/CLAYMORE ENHANCED GROWTH &
/s/ David C. Hooten                       INCOME FUND THAT YOUR SHARES BE
David C. Hooten                           REPRESENTED AT THE MARCH 2ND
Chairman, Claymore Group Inc.             MEETING. PLEASE VOTE TODAY.
                                          ----------------------------------

--------------------------------------------------------------------------------

VOTING WILL ONLY TAKE A MINUTE OR TWO.

               1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

               2. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

               3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. IF POSSIBLE, PLEASE UTILIZE ONE OF THE ABOVE VOTING OPTIONS SO THAT YOUR VOTE WILL BE RECEIVED BEFORE MARCH 2ND.

       Claymore Funds o 2455 Corporate West Drive o Lisle, Illinois 60532

   ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SPECIAL MEETING OF SHAREHOLDERS

Logo:
CLAYMORE(SM)


                                  URGENT NOTICE
                               -------------------
                               YOUR HELP IS NEEDED

February 24, 2010

Dear Shareholder:

You have invested in ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND which has not yet achieved the required quorum of shares for the 2010 Joint Special Meeting of Shareholders originally scheduled to be held on January 12th. If sufficient participation is not achieved before the 3rd adjourned Meeting, scheduled to be held on March 2nd the Fund's investment advisor could incur additional expenses.

Even if you are no longer a shareholder, please know that you were a shareholder as of the record date (11/13/09) for this meeting and therefore you still hold the voting rights to those shares and your vote is needed to reach quorum.

If you have voted your shares since this letter was mailed, we sincerely thank you for doing so. IF YOU HAVE NOT YET VOTED YOUR SHARES, THEN YOU ARE AMONG A SMALL NUMBER OF SHAREHOLDERS WITH A LARGE POSITION IN YOUR FUND WHO HAS YET TO CAST YOUR PROXY VOTE. Please help your Fund and its shareholders by casting your proxy vote today.

WE HAVE ENCLOSED ANOTHER COPY OF YOUR PROXY BALLOT AND A PRE-PAID BUSINESS REPLY ENVELOPE FOR YOUR CONVENIENCE. If you need another copy of the proxy statement, wish to vote by phone or have any proxy-related questions, please call 1-866-796-1290 for assistance. This matter is urgent

We truly need your proxy vote today. Thank you in advance for your help with this matter.

                                            ----------------------------------
                                            IT IS CRITICAL TO THE BUSINESS OF
Sincerely,                                  ADVENT/CLAYMORE ENHANCED GROWTH &
/s/ David C. Hooten                         INCOME FUND THAT YOUR SHARES BE
David C. Hooten                             REPRESENTED AT THE MARCH 2ND
Chairman, Claymore Group Inc.               MEETING. PLEASE VOTE TODAY.
                                            ----------------------------------

--------------------------------------------------------------------------------

VOTING WILL ONLY TAKE A MINUTE OR TWO.

               1. VOTE BY PHONE WITH A LIVE REPRESENTATIVE TODAY! You may cast your vote by calling our toll-free proxy hotline at 1-866-796-1290. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

               2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

               3. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

               4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. IF POSSIBLE, PLEASE UTILIZE ONE OF THE ABOVE VOTING OPTIONS SO THAT YOUR VOTE WILL BE RECEIVED BEFORE MARCH 2ND.

       Claymore Funds o 2455 Corporate West Drive o Lisle, Illinois 60532